Goodwill and Intangible Assets	12 Months Ended
Dec. 31, 2011
Goodwill and Intangible Assets
Goodwill and Intangible Assets

6. Goodwill and Intangible Assets

There was no change in the carrying value of goodwill during the years ended December 31, 2010 and 2011.

Intangible assets consist of the following (in thousands):

		December 31, 2010			December 31, 2011
Intangible Asset Class	Useful Life (Years)	Gross	Accumulated Amortization	Net	Gross	Accumulated Amortization	Net
Contractual backlogs	1-3	$497	$497	$—	$—	$—	$—
Customer relationships	5-17	647	428	219	451	451	—
Patented technology	4-5	2,526	2,333	193	2,526	2,526	—
Specialty-trained workforce	4	60	59	1	60	60	—
		$3,730	$3,317	$413	$3,037	$3,037	$—

Amortization expense for intangible assets totaled $0.9 million, $0.5 million, and $0.2 million for years ended December 31, 2009, 2010 and 2011, respectively. As of December 31, 2011, the Company has written down the remaining carrying value of the intangible assets.